UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013 (February 13, 2013)

Monster Offers

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53266

Nevada	26-1548306
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

27665 Forbes Road, Laguna Niguel CA	92677
(Address of principal executive offices)	(Zip Code)

(760) 208-4905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Resignation of Officers and Directors

Effective February 13, 2013, William F. Povondra, Jr. resigned as our corporate secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Monster Offers Registrant
Date: February 19, 2013
	By:	/s/ Wayne Irving II
	Name:	Wayne Irving II
	Title:	CEO and Director